SPDR Series Trust

SPDR® Bloomberg Emerging Markets Local Bond ETF

(the “Fund”)

Supplement dated March 30, 2023 to the Summary Prospectus dated April 30, 2022,

as may be supplemented from time to time

Effective March 31, 2023 (the “Effective Date”), State Street Global Advisors Limited (“SSGA LTD”) will no longer serve as investment sub-adviser to the Fund. Instead, as of the Effective Date, SSGA Funds Management, Inc. (the “Adviser”), the Fund’s investment adviser and an affiliate of SSGA LTD, will delegate certain investment management services for the Fund to SSGA LTD pursuant to a personnel-sharing agreement between the Adviser and SSGA LTD. State Street Global Advisors Singapore Limited will continue to provide certain investment management services to the Fund through a similar personnel-sharing agreement with the Adviser. This arrangement will not result in any changes to the professionals primarily responsible for the day-to-day management of the Fund or to the Fund’s investment objective, investment strategies or fees. Accordingly, as of the Effective Date:

1)	All references to SSGA LTD as the Fund’s sub-adviser in the Summary Prospectus are deleted.

2)	The first paragraph beneath the “Portfolio Managers” heading in the “PORTFOLIO MANAGEMENT” section on page 6 of the Summary Prospectus is deleted and replaced with the following:

The professionals primarily responsible for the day-to-day management of the Fund are Abhishek Kumar, Robert Golcher, Catherine Smith, Kheng Siang Ng and Imran Khan. Mr. Kumar, Mr. Golcher and Ms. Smith are part of State Street Global Advisors Limited (“SSGA LTD”), an affiliate of the Adviser, and provide portfolio management services through a personnel-sharing arrangement between the Adviser and SSGA LTD. Mr. Ng and Mr. Khan are part of State Street Global Advisors Singapore Limited (“SSGA Singapore”), an affiliate of the Adviser, and provide portfolio management services through a personnel-sharing arrangement between the Adviser and SSGA Singapore.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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